                                         EXHIBIT 10.63

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED




7.32% Senior Notes due 2007



AMENDED AND RESTATED
INDENTURE

Dated as of July 1, 1997




PNC BANK, NATIONAL ASSOCIATION

as Trustee

TABLE OF CONTENTS

                                                              Page
ARTICLE I
Definitions and Incorporation by Reference                      1
SECTION 1.1 Definitions                                         1
SECTION 1.2 Other Definitions                                   7
SECTION 1.3 Incorporation by Reference of Trust Indenture Act   7
SECTION 1.4 Rules of Construction                               8

ARTICLE II

The Senior Notes                                                8
SECTION 2.1 Form and Dating                                     8
SECTION 2.2 Execution and Authentication                        9
SECTION 2.3 Registrar and Paying Agent                         10
SECTION 2.4 Paying Agent To Hold Money in Trust                10
SECTION 2.5 Noteholder Lists                                   10
SECTION 2.6 Transfer and Exchange                              11
SECTION 2.7 Replacement Senior Notes                           13
SECTION 2.8 Outstanding Senior Notes                           14
SECTION 2.9 Temporary Senior Notes                             14
SECTION 2.10 Cancellation                                      14
SECTION 2.11 Defaulted Interest                                14
SECTION 2.12 CUSIP Numbers                                     15

ARTICLE III

Covenants                                                      15
SECTION 3.1 Payment of Senior Notes                            15
SECTION 3.2 Maintenance of Office or Agency for
Registration of Transfer, Exchange and Payment of
Senior Notes                                                   15
SECTION 3.3 Appointment to Fill a Vacancy in the
Office of Trustee                                              16
SECTION 3.4 Provision as to Paying Agent                       16
SECTION 3.5 Maintenance of Corporate Existence                 17
SECTION 3.6 Limitation on Liens                                17
SECTION 3.7 Limitation on Sale and Leaseback
Transactions                                                   19
SECTION 3.8 Limitation on Domestic Subsidiary
Indebtedness                                                   20
SECTION 3.9 Limitation on Restricted Payments                  21
SECTION 3.10 Compliance Certificate                            22
SECTION 3.11 Further Instruments and Acts                      22
SECTION 3.12 Reports by the Company to the Holders             22

ARTICLE IV
Successor Company                                              23
SECTION 4.1 When Company May Merge or Transfer
Assets                                                         23

ARTICLE V

Defaults and Remedies                                          23
SECTION 5.1 Events of Default                                  23
SECTION 5.2 Acceleration                                       25
SECTION 5.3 Other Remedies                                     26
SECTION 5.4 Waiver of Past Defaults                            26
SECTION 5.5 Control by Majority                                26
SECTION 5.6 Limitation on Suits                                26
SECTION 5.7 Rights of Holders to Receive Payment               27
SECTION 5.8 Collection Suit by Trustee                         27
SECTION 5.9 Trustee May File Proofs of Claim                   27
SECTION 5.10 Priorities                                        27
SECTION 5.11 Undertaking for Costs                             28

ARTICLE VI

Trustee                                                        28
SECTION 6.1 Duties of Trustee                                  28
SECTION 6.2 Rights of Trustee                                  29
SECTION 6.3 Individual Rights of Trustee                       29
SECTION 6.4 Trustee's Disclaimer                               30
SECTION 6.5 Notice of Defaults                                 30
SECTION 6.6 Reports by Trustee to Holders                      31
SECTION 6.7 Compensation and Indemnity                         31
SECTION 6.8 Replacement of Trustee                             32
SECTION 6.9 Successor Trustee by Merger                        32
SECTION 6.10 Eligibility; Disqualification                     33
SECTION 6.11 Preferential Collection of Claims Against
Company                                                        33

ARTICLE VII

Discharge of Indenture; Defeasance                             33
SECTION 7.1 Discharge of Liability on Senior Notes;
Defeasance                                                     33
SECTION 7.2 Conditions to Defeasance                           34
SECTION 7.3 Application of Trust Money                         35
SECTION 7.4 Repayment to Company                               35
SECTION 7.5 Indemnity for U.S. Government Obligations          36
SECTION 7.6 Reinstatement                                      36

ARTICLE VIII
Amendments                                                     36
SECTION 8.1 Without Consent of Holders                         36
SECTION 8.2 With Consent of Holders                            37
SECTION 8.3 Compliance with Trust Indenture Act                37
SECTION 8.4 Revocation and Effect of Consents and
Waivers                                                        37
SECTION 8.5 Notation on or Exchange of Senior Notes            38
SECTION 8.6 Trustee To Sign Amendments                         38

ARTICLE IX

Miscellaneous                                                  38
SECTION 9.1 Trust Indenture Act Controls                       38
SECTION 9.2 Notices                                            38
SECTION 9.3 Communication by Holders with other
Holders                                                        39
SECTION 9.4 Certificate and Opinion as to Conditions
Precedent                                                      39
SECTION 9.5 Statements Required in Certificate or
Opinion                                                        39
SECTION 9.6 When Senior Notes Disregarded                      40
SECTION 9.7 Rules by Trustee, Paying Agent  and
Registrar                                                      40
SECTION 9.8 Legal Holidays                                     40
SECTION 9.9 Governing Laws                                     40
SECTION 9.10 No Recourse Against Others                        40
SECTION 9.11 Successors                                        40
SECTION 9.12 Multiple Originals                                41
SECTION 9.13 Variable Provisions                               41
SECTION 9.14 Table of Contents; Headings                       41
SECTION 9.15 Effectiveness                                     41

SCHEDULES

Schedule 3.6(f)    Existing Liens

EXHIBITS

Exhibit A              Form of Global Note

CROSS-REFERENCE TABLE

TIA Section                                           Indenture Section

310(a)(1) ............. 6.10
  (a)(2) .............. 6.10
  (a)(3) .............. N.A.
  (a)(4) .............. N.A.
  (b) ................ 6.8; 6.10
  ( c) ............... N.A.
311(a) ............... 6.11
   (b) ............... 6.11
  ( c) ............... N.A.
312(a) ............... 2.5
  (b) ................ N.A.
  ( c)................ N.A.
313(a) ............... 6.6
  (b)(1) .............. N.A.
  (b)(2)............... 6.6
  ( c)................ 6.6
  (d)...............6.6
314(a).............. 9.2
  (b) ................ N.A.
  ( c)(1)............... 9.4
  ( c)(2)............... 9.4
  ( c)(3)............... N.A.
  (d)............... N.A.
  (e)............... 9.5
  (f)................ N.A.
315(a).............. 6.1
  (b)............... 6.5; 9.2
  ( c)............... 6.1
  (d)................ 6.1
  (e)................ 5.11
316(a)(last sentence).......... 9.6
  (a)(1)(A).............. 5.5
  (a)(1)(B) .............. 5.4
  (a)(2)............... N.A.
  (b)................ 5.7
317(a)(1).............. 5.8
  (a)(2)............... 5.9
  (b)................. 2.4
318(a)................ 9.1
               N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

AMENDED AND RESTATED INDENTURE dated as of July 1, 1997, between HARMAN INTERNATIONAL INDUSTRIES,
INCORPORATED, a Delaware corporation (the "Company"), and PNC
BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as trustee (the "Trustee").


Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 7.32% Senior Notes due 2007 (the "Senior Notes"):

ARTICLE I

Definitions and Incorporation by Reference

SECTION 1.1  Definition

     "Affiliate" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a director or officer (A) of such Person, (B) of any Subsidiary of such Person or (C) of any Person described in clause (i) above. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Asset Sale" means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of all or substantially all or substantially all of the properties and assets of any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business (including by way of a sale and leaseback and including the sale or other transfer of any of the Capital Stock of any related transactions). For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (i) that is (A) permitted under Article IV or (B) from the Company to any Subsidiary or from any Subsidiary to the Company or another Subsidiary, (ii) that is a Sale and Leaseback Transaction permitted under Section 3.7 or (iii) in any given fiscal year (other than in the ordinary course of business) if the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all such properties and assets transferred (other than in the ordinary course of business) in such fiscal year is less than $1,000,000, it being understood that if such aggregate fair market value exceeds $1,000,000, the entire aggregate fair market value shall be included.

     "Attributable Debt" means, as to any Sale and Leaseback
Transaction, at any date as of which the amount of which thereof is to be determined, the total net amount of rent required to be paid under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate of interest of the Senior Notes. The net amount of rent required to be paid under any such Sale and Leaseback Transaction for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

     "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Philadelphia, Pennsylvania are authorized or required by law to close.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means Harman International Industries, Incorporated, a Delaware corporation.

     "Compensation Committee" means the Compensation and Option
Committee of the Board of Directors.

     "Consolidated Net Income" means for any fiscal period, the net income of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Tangible Assets" means total assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities and (b) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and computed in accordance with GAAP.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Depositary" means The Depository Trust Company, its nominees and their respective successors.

     "Domestic Subsidiary" means any Principal Subsidiary organized and incorporated under the laws of the United States, or any state thereof, or any Principal Subsidiary whose principal place of business is located within the United States, or any state thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Funded Indebtedness" means Indebtedness that by its terms (i) matures more than one year from the date of original issuance or creation or (ii) matures within one year from such date but is renewable or extendible at the option of any obligor to a date more than one year from such date.

     "GAAP" means generally accepted principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as are approved by a significant segment of the accounting profession.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Holder" or "Noteholder" means the Person in whose name a Senior
Note is registered on the Registrar's books.

     "Indebtedness" means, with respect to any Person on any date of determination, all indebtedness or obligations of such Person, as reflected on the balance sheet of such Person prepared in accordance with GAAP, other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices.

     "Incur" means, with respect to any Indebtedness of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become, directly or indirectly, liable in respect of such Indebtedness or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Issue Date" means the date on which the Senior Notes are originally issued.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or security interest.

     "Moody's" means Moody's Investors Service, Inc., a division of Dun & Bradstreet Corporation.

     "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Principal Subsidiary) net of (i) brokerage commissions and other actual fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties which are the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or the Principal Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or Principal Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officer's certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock, or Indebtedness or Capital Stock that have been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or Temporary Cash
Investments, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Principal Subsidiary), net of attorney's fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

     "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two Officers (in the case of the annual Officers' Certificate delivered pursuant to Section 3.10, at least one of such Officers shall be the principal executive officer, principal financial officer or principal accounting officer of the Company) and that complies with Sections 9.4 and 9.5 of this Indenture and is delivered to the Trustee.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee and that complies with Sections 9.4 and 9.5 of this Indenture and delivered to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "principal" of a Senior Note means the principal of the Senior Note payable on the security which is due or overdue or is to become due at the relevant time.

     "Principal Subsidiary" means (i) each Subsidiary of the Company existing on the date hereof and (ii) any Subsidiary created or acquired after the date hereof, including its Subsidiaries, which meets either of the following conditions: (a) the Company and its other subsidiaries' investments in and advances to the Subsidiary exceeds 10% of the total assets of the Company and its subsidiaries consolidated as of the end of the most recently completed fiscal year (for a proposed business combination to be accounted for as a pooling of interests, this condition is also met when the number of common shares exchanged by the Company exceeds 10% of its total common shares outstanding at the date the combination is initiated) or (b) the Company and its other subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10% of the total assets of the Company and its subsidiaries consolidated as of the end of the most recently completed fiscal year..

     "Revolving Credit Facility" means the Multi-Currency, Multi-Option Credit Agreement, dated as of September 30, 1994, among the Company, the Subsidiary Borrowers and Subsidiary Guarantors parties thereto (each as defined therein), the lenders parties thereto, NationsBank, N.A., as Co-Agent, Chase Securities Inc., as arranger and The Chase Manhattan Bank, as Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Sale and Leaseback Transaction" means an arrangement with any Person providing for the leasing by the Company or any Principal Subsidiary of real or personal property that is to be sold or transferred by the Company or such Principal Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Principal Subsidiary.

     "SEC" or "Commission" means the Securities and Exchange
Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Notes Custodian" means the custodian with respect to the Global Note (as appointed by the Depositary), or any successor Person thereto and shall initially be the Trustee.

     "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

     "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable.

     "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock, entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Temporary Cash Investments" means (i) any evidence of Indebtedness issued by the United State of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America, maturing not more than one year after the date of acquisition, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than the Company or its Subsidiaries) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P or (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.
77aaa-77bbbb) as in effect on the date of this Indenture.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

     "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Uniform Commercial Code" means the New York Uniform
Commercial Code as in effect from time to time.

     "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

     "Wholly-Owned Subsidiary" means a Subsidiary of the Company, all of the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly-Owned Subsidiary.

SECTION 1.2.   Other Definitions
                                         Defined in
Term                                       Section

"Agent Member"                              2.1(c)
"Authenticating Agent"                      2.2
"Bankruptcy Law"                            5.1
"covenant defeasance option"                7.1(b)
"Custodian"                                 5.1
"Definitive Senior Notes"                   2.6(b)
"Event of Default"                          5.1
"legal defeasance option"                   7.1(b)
"Legal Holiday"                             9.8
"Paying Agent"                              2.3
"Underwriting Agreement"                    2.1(b)
"Registrar"                                 2.3
"Successor Company"                         4.1

     SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

     "Commission" means the SEC.

     "indenture notes" means the Senior Notes.

     "indenture noteholder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by an SEC rule have the meanings assigned to them by such definitions.

     SECTION 1.4. Rules of Construction: Unless the context otherwise requires:

     (i)  a term has the meaning assigned to it;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (iii)   "including" means including without limitation;

     (iv) words in the singular include the plural and words in the plural include the singular; and

     (v) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP.


ARTICLE II

The Senior Notes

     SECTION 2.1. Form and Dating. (a) The Senior Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is hereby incorporated by reference and expressly made a part of this Indenture. The Senior Notes may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibit A. The Company and the Trustee shall approve the form of the Senior Notes and any notation, endorsement or legend on them. Each Senior Note shall be dated the date of its authentication. The terms of the Senior Notes set forth in Exhibit A are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

     (b) Global Notes. The Senior Notes are being offered and sold by the Company pursuant to an Underwriting Agreement, dated June 25, 1997, between the Company and Chase Securities Inc., NationsBanc
Capital Markets, Inc., Lehman Brothers Inc., Montgomery Securities and Soci,t, G,n,rale Securities Corporation (the "Underwriting
Agreement").

     Senior Notes shall be issued initially in the form of one or more permanent global Senior Notes in definitive, fully registered form only, without interest coupons, in denominations of $1,000 and any integral multiple thereof, which shall bear the legend set forth in Exhibit A hereto (each, a "Global Note"), and shall be deposited on behalf of the purchasers of the Senior Notes represented thereby with the Trustee, at its corporate trust office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global
Notes may from time
to time be increased or decreased by endorsements made on such Global
Notes by the Trustee, the Senior Notes Custodian or the Depositary or its nominee as hereinafter provided.

     (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to Global Notes deposited with the Trustee, as custodian for the Depositary.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global
Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global
Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

     (d) Certificated Senior Notes. Except as provided in Section 2.6, owners of beneficial interests in Global Notes will not be entitled to receive Definitive Senior Notes (as hereinafter defined).

      SECTION 2.2. Execution and Authentication. Two Officers shall sign the Senior Notes for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Senior Notes and may be in facsimile form.

     If an Officer whose signature is on a Senior Note no longer holds that office at the time the Trustee authenticates the Senior Note, the Senior Note shall be valid nevertheless.

     A Senior Note shall not be valid until an authorized signatory of the Trustee manually authenticates the Senior Note. The signature of the Trustee on a Senior Note shall be conclusive evidence that such Senior Note has been duly and validly authenticated and issued under this Indenture.

     The Trustee shall authenticate and deliver Senior Notes for original issue in an aggregate principal amount of $150,000,000 upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the date on which the original issue of Senior Notes is to be authenticated. The aggregate principal amount of Senior Notes outstanding at any time may not exceed $150,000,000 except as provided in Section 2.7.

      The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate the Senior Notes. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Senior Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     SECTION 2.3. Registrar and Paying Agent. The Company shall maintain an office or agency where Senior Notes may be presented for registration SECTION of transfer or for exchange (the "Registrar") and an office or agency where Senior Notes may be presented for payment
(the "Paying Agent"). The Registrar shall keep a register of the Senior Notes and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent.
The Company shall notify the Trustee in writing of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.7. The
Company or any of its domestically incorporated Wholly-Owned
Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent. The Paying Agent or the Registrar may resign as such upon 30 days' prior written notice to the Company and the Trustee; upon resignation of any Paying Agent or Registrar, the Company shall appoint a successor Paying Agent or Registrar, as the case may be, no later than 30 days thereafter and shall provide notice in writing to the Trustee of such successor Paying Agent or Registrar.

     The Company initially appoints the Trustee as Registrar and Paying Agent for the Senior Notes.

     SECTION 2.4. Paying Agent To Hold Money in Trust. By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Senior Note is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest when due. The Company shall require each Paying Agent
(other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Senior Notes and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Senior Notes.

     SECTION 2.5. Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

     SECTION 2.6  Transfer and Exchange.

     (a)  Transfer and Exchange of Global Notes.    (i)  The transfer and
exchange of Global Notes or beneficial interests therein shall be effected through the Depositary or the Trustee, as the custodian for the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (ii)  A Global Note shall be exchangeable pursuant to this
Section 2.6(a) for definitive Senior Notes ("Definitive Senior Notes") registered in the names of Persons owning beneficial interests in such Global Note only if (A) such exchange is made in compliance with the provisions of this Section 2.6 and (B) any of the following events shall have occurred: (1) the Depositary for such Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary ceases to be a clearing agency registered under the Exchange Act, at a time when such Depositary is required to be so registered in order to act as Depositary, and a successor depositary is not appointed by the Company within 90 days thereafter, (2) the Company executes and delivers to the Trustee an Officers' Certificate stating that such Global Note shall be so exchangeable or (3) there shall have occurred and be continuing an Event of Default with respect to the Senior Notes and any of the Company, the Depositary or the Trustee so requests. Upon exchange of a Global Note for one or more Definitive Senior Notes, such Definitive Senior Notes shall not thereafter be exchangeable for beneficial interests in a Global Note.

     (iii)  Any Global Note that is exchangeable for Definitive Senior
Notes registered in the name of the owners of beneficial interests therein pursuant to this Section 2.6 shall be surrendered by the Depositary to the Trustee to be so exchanged, without charge, and the Company shall sign and the Trustee shall authenticate and deliver, upon such exchange of such Global Note, an equal aggregate principal amount of Definitive
Senior Notes of authorized denominations. Definitive Senior Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.6 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Definitive Senior Notes to the Persons in whose names such Senior Notes are so registered in accordance with the instructions of the Depositary.

     (iv) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Senior Notes.

     (v)  In the event of the occurrence of any of the events specified in
Section 2.6(a)(ii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Senior Notes.

     (vi) Notwithstanding any other provision of this Indenture, a Global Note may not be transferred except as a whole by the Depositary for such Global Note to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

     (b) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Senior Notes or canceled, such Global Note shall be returned to the Depositary for cancellation or retained and canceled by the Trustee.

     (c) Transfer and Exchange of Definitive Senior Notes. When Definitive Senior Notes are presented by a Holder to the Registrar or a co-registrar with a request (i) to register the transfer of such Definitive Senior Notes; or (ii) to exchange such Definitive Senior Notes for an equal principal amount of Definitive Senior Notes of other authorized denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that such Definitive Senior
Notes shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by such Holder or his attorney duly authorized in writing.

     (d)  Obligations with Respect to Transfers and Exchanges of Senior
Notes.

     (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Senior Notes and Global Notes at the Registrar's or co-registrar's request.

     (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charges payable upon exchange or transfer pursuant to Section 2.6 or pursuant to paragraph 5 of the Senior Notes).

     (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Senior Note for a period beginning 15
Business Days before an interest payment date and ending on such interest payment date.

     (iv) Prior to the due presentation for registration of transfer of any Senior Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of and interest on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

     (v) All Senior Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Senior Notes surrendered upon such transfer or exchange.

     (e) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any owner of a beneficial interest in a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Senior Notes or with respect to the delivery to any participant, member, beneficial owner or other
Person (other than the Depositary) of any notice or the payment of any amount or delivery of any Senior Notes (or other security or property) under or with respect to such Senior Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Senior Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of owners of beneficial interests in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

     (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Senior Note (including any transfers between or among Depositary participants, members or owners of beneficial interests in any Global Note); provided that the Trustee shall have the right to require such certifications, Opinions of Counsel or other documentation in respect of exchanges of beneficial ownership interests in Global Notes for Definitive Senior Notes as it may reasonably request.

     SECTION 2.7.   Replacement Senior Notes.  If a mutilated Senior
Note is surrendered to the Registrar or if the Holder of a Senior Note claims that the Senior Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Senior Note if the Company provides the Trustee with an Officer's Certificate stating that the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. Mutilated Senior Notes must be surrendered to the Registrar. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Senior Note is replaced. The
Company and the Trustee may charge the Holder for their expenses in replacing a Senior Note. Every replacement Senior Note is an additional obligation of the Company.

     SECTION 2.8. Outstanding Senior Notes. Senior Notes outstanding at any time are all Senior Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Senior Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Senior Note.

     If a Senior Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Senior Note is held by a bona fide purchaser.

     If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a maturity date money sufficient to pay all principal and interest payable on that date with respect to the Senior Notes (or portions thereof) to be maturing, and the Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture, then on and after that date such Senior Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     SECTION 2.9. Temporary Senior Notes. Until Definitive Senior Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Senior Notes. Temporary Senior Notes shall be substantially in the form of definitive Senior Notes but may have variations that the Company considers appropriate for temporary Senior Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Senior Notes. After the preparation of definitive Senior Notes, the temporary Senior Notes shall be exchangeable for Definitive Senior Notes upon surrender of the temporary Senior Notes at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Senior Notes, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more Definitive Senior Notes representing an equal principal amount of Senior Notes. Until so exchanged, the Holder of temporary Senior
Notes shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Senior Notes.

     SECTION 2.10. Cancellation. The Company at any time may deliver Senior Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Senior Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Senior Notes surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Senior Notes to the Company. The Company may not issue new Senior Notes to replace Senior Notes it delivered to the Trustee for cancellation.

     SECTION 2.11. Defaulted Interest. If the Company defaults in a payment of interest on the Senior Notes, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Noteholders on a subsequent special record date.

The Company shall fix or cause to be fixed (or upon the Company's failure to do so the Trustee shall fix pursuant to a written instruction of Holders of at least a majority in principal amount of the Senior Notes) any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Senior Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this Section 2.11.

     SECTION 2.12.   CUSIP Numbers.  The Company in issuing the
Senior Notes may use "CUSIP" numbers (if then generally in use).


ARTICLE III

Covenants

     SECTION 3.1. Payment of Senior Notes. The Company shall promptly pay the principal of and interest on the Senior Notes on the dates and in the manner provided in the Senior Notes and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture.

     The Company shall pay interest on overdue principal at the rate specified therefor in the Senior Notes, and subject to Section 2.11, it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

     Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

     SECTION 3.2. Maintenance of Office or Agency for Registration of Transfer, Exchange and Payment of Senior Notes. So long as any of the Senior Notes shall remain outstanding, the Company will maintain an office or agency in the Borough of Manhattan, the City of New York, State of New York, where the Senior Notes may be surrendered for exchange or registration of transfer as in this Indenture provided, and where notices and demands to or upon the Company in respect to the Senior Notes may be served, and where the Senior Notes may be presented or surrendered for payment. The
Company may also from time to time designate one or more other offices or agencies where Senior Notes may be presented or surrendered for any and all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, State of New York for such purposes. The Company will give to the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof. The Company initially appoints the Trustee c/o DTC, 55 Water Street, New York, New York
10005 for each of said purposes. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, such surrenders, presentations and demands may be made and notices may be served at the principal office of the Trustee in the City of Philadelphia, Commonwealth of Pennsylvania, and the Company hereby appoints the Trustee its agent to receive at the aforesaid office all such surrenders, presentations, notices and demands. The Trustee will give the Company prompt notice of any change in location of the Trustee's principal office.

     SECTION 3.3.  Appointment to Fill a Vacancy in the Office of
Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.8, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 3.4.   Provision as to Paying Agent.   (a)  If the Company
shall appoint a paying agent other than the Trustee, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall undertake, subject to the provisions of this
Section 3.4,

     (i) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Senior Notes such sums which have been paid to it by the Company (or by any other obligor on the Senior
Notes) in trust for the benefit of the holders of the Senior Notes and will notify the Trustee of the receipt of sums to be so held,

     (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Senior Notes) to make any payment of the principal of or interest on the Senior Notes when the same shall be due and payable,

     (iii) that it will at any time during the continuance of any Event of Default specified in Section 5.1(i) or 5.1(ii), upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it, and

     (iv) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

     (b) If the Company shall not act as its own Paying Agent, it will, by 10:00 a.m. (New York City time) on the Business Day prior to each due date of the principal of or interest on any Senior Notes, deposit with such Paying Agent a sum in same day funds sufficient to pay the principal of or interest so becoming due, such sum to be held in trust for the benefit of the holders of Senior Notes entitled to such principal of or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

     (c) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Senior Notes, set aside, segregate and hold in trust for the benefit of the persons entitled thereto, a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of any failure to take such action.

     (d) Anything in this Section 3.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any Paying Agent hereunder, as required by this Section 3.4, such sums to be held by the Trustee upon the trusts herein contained.

     (e) Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to the provisions of Sections 7.4 and 7.6.

     SECTION 3.5. Maintenance of Corporate Existence. So long as any of the Senior Notes shall remain outstanding, the Company will at all times (except as otherwise provided or permitted elsewhere in this Indenture) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises and the corporate existence and franchises of each Subsidiary.

    SECTION 3.6.  Limitation on Liens.  So long as any of the Senior
Notes are outstanding, the Company will not, and will not permit any Principal Subsidiary to, create, incur, assume or suffer to exist any Lien upon, any property or assets owned or leased by the Company or any Principal Subsidiary to secure any Indebtedness, without making effective provision whereby the Senior Notes then outstanding shall (so long as such other Indebtedness shall be so secured) be equally and ratable secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of:

     (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company or its Principal Subsidiaries, as the case may be, in conformity with GAAP
(or, in the case of foreign subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings;

     (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

     (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or such Principal Subsidiary;

     (f) any Lien in existence on the date hereof listed on Schedule 3.6(f), provided that no such Lien is spread to cover any additional property after the date hereof and that the amount of Indebtedness secured thereby is not increased;

     (g) any Lien arising in connection with trade letters of credit issued for the account of the Company or a Principal Subsidiary securing the reimbursement obligations in respect of such letters of credit, provided, that such Liens encumber only the property being acquired through payments made under such letters of credit or the documents of title and shipping and insurance documents relating to such property;

     (h) any Lien upon intellectual property acquired by the Company or a Principal Subsidiary (such as software) securing the obligation of the Company or such Principal Subsidiary to make royalty or similar payments to the seller of such intellectual property, provided, that such Liens encumber only the intellectual property to which such payments relate;

     (i) any Lien upon any property or assets created at the time of the acquisition, purchase, improvement or development of property or assets used or held by the Company or any Principal Subsidiary or within one year after such time to secure all or a portion of the purchase price for, or the costs of improvement or development of, such property or assets;

     (j) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Company or any Principal Subsidiary (whether or not the obligations secured thereby are assumed by the Company or any Principal Subsidiary);

     (k) any Lien in favor of the Company or any Principal Subsidiary;

     (l) any Lien created or assumed by the Company or any Principal Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to the Code, as amended, for the purpose of financing, in whole or in part, the acquisition, purchase, improvement or development of property or assets to be used or held by the Company or any Principal Subsidiary;

     (m) any Lien securing any Indebtedness in an amount which, together with (i) all other Indebtedness secured by a Lien that is not otherwise permitted by the provisions of this Section 3.6, and (ii) all Attributable Debt of the Company and its Subsidiaries with respect to Sale and Leaseback Transactions permitted only under Section 3.7(e), that does not at the time of the incurrence of the Indebtedness so secured exceed 10% of the Company's Consolidated Net Tangible Assets; or

     (n) any extension, renewal or refunding of any Lien referred to in the foregoing clauses (f) through (m), inclusive, on substantially the same property or assets theretofore subject thereto.

     In case the Company or any Subsidiary shall propose to create, incur, assume or suffer to exist any Lien upon any property or assets owned by the Company or any Principal Subsidiary to secure any Indebtedness other than as permitted by subdivisions (a) to (n), inclusive, of this
Section 3.6, the Company will prior thereto give written notice thereof to the Trustee, and the Company will, or will cause such Principal Subsidiary to, prior to or simultaneously with such Lien by supplemental indenture executed to the Trustee (or to the extent legally necessary to another trustee or additional or separate trustee), in form satisfactory to the Trustee, effectively secure (for so long as such other Indebtedness shall be so secured) each Senior Note then outstanding equally and ratably with such Indebtedness and with any other indebtedness similarly entitled to be equally and ratably secured. Such supplemental indenture shall contain the provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required by the Trustee Indenture Act of 1939 (as in effect at the date of execution of such supplemental indenture) and may also contain such additional and amendatory provisions permitted by the Trust Indenture
Act of 1939 as the Company and the Trustee shall deem advisable or appropriate or as the Trustee shall deem necessary in connection with such Lien.

     For the purpose of this Section 3.6, the term "security interest" shall include the interest of the lessor under a lease with a term of three years or more that should be, in accordance with GAAP, recorded as a capital lease, and any such lease of property or assets not acquired from the Company or any Principal Subsidiary in contemplation of such lease shall be treated as though the lessee had purchased such property or assets from the lessor.

     SECTION 3.7. Limitation on Sale and Leaseback Transactions. So long as any Senior Notes are outstanding, the Company will not enter into and will not permit any Principal Subsidiary to enter into any Sale and Leaseback Transaction with respect to any property or assets owned by the Company or any Principal Subsidiary on the date of this

Indenture, unless (a) such Sale and Leaseback Transaction involves a lease for a term of not more than three years; (b) such Sale and Leaseback Transaction is between the Company and such Principal Subsidiary or between Principal Subsidiaries; (c) the Company or such Principal Subsidiary would be entitled to incur Indebtedness secured by a Lien on such property or assets involved in such Sale and Leaseback Transaction at least equal in amount to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Senior Notes pursuant to the covenant concerning future Liens described in Section 3.6(m) above; (d) the cash proceeds of such Sale and Leaseback Transaction are at least equal to the fair market value thereof (as determined in good faith by the Board of Directors of the Company) and the Company applies an amount equal to the greater of the net proceeds of such sale or the Attributable Debt with respect to such Sale and Leaseback Transaction within 180 days of such sale to either (or a combination of) (i) the retirement (other than the mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of long-term debt of the Company or a Subsidiary (other than long-term debt that is subordinated to the Senior Notes) or
(ii) the acquisition, purchase, improvement or development of other comparable property; or (e) any Sale and Leaseback Transaction in an amount which, together with (i) all Attributable Debt of the Company and its Subsidiaries with respect to Sale and Leaseback Transactions not otherwise permitted under clauses (a) through (d) above, and (ii) all other Indebtedness secured by a Lien permitted only under clause (m) of
Section 3.6, that does not at the time of such transaction exceed 10% of Consolidated Net Tangible Assets.

     SECTION 3.8.  Limitation on Domestic Subsidiary Indebtedness.
So long as any Senior Notes are outstanding, the Company shall not permit any Domestic Subsidiary to Incur any Funded Indebtedness. Notwithstanding the foregoing, any Domestic Subsidiary may Incur the following Funded Indebtedness: (a) Funded Indebtedness of any
Domestic Subsidiary outstanding on the date hereof; (b) Funded
Indebtedness owed by a Domestic Subsidiary to the Company or to a Wholly-Owned Subsidiary; provided, however, that upon either: (i) the transfer or other disposition of the Company or such Wholly-Owned
Subsidiary of any Funded Indebtedness so permitted to a Person other than the Company or another Wholly-Owned Subsidiary, or (ii) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly-Owned Subsidiary to a Person other than the Company or another Wholly-Owned Subsidiary, the provisions of this clause (b) shall no longer be applicable to such Funded Indebtedness and such Funded Indebtedness shall be deemed to have been Incurred at the time of such transfer or other disposition; (c) Funded Indebtedness Incurred by a Person before such Person became a Domestic Subsidiary in an acquisition by the Company or Subsidiary from a non-Affiliate
(whether through a stock acquisition, merger, consolidation or otherwise) after the date hereof; provided, that such Funded
Indebtedness was not Incurred in anticipation of or in connection with, and was outstanding prior to, such acquisition; (d) Funded Indebtedness Incurred in connection with the acquisition, purchase, improvement or development of property or assets used or held by any Subsidiary of the Company prior to, or within one year after, the time of such acquisition, purchase, improvement or development; (e) Funded Indebtedness
Incurred in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to the Code for the purpose of financing in whole or in part, the acquisition, purchase, improvement or development of property or assets to be used or held by any Domestic Subsidiary; (f) Funded Indebtedness Incurred in connection with a Sale and Leaseback Transaction permitted by clauses
(a) through (d) of Section 3.7; or (g) Funded Indebtedness Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings of), in whole or in part, any Funded
Indebtedness referred to in the foregoing clauses (a) or (c) through (f); provided, that the principal amount of Funded Indebtedness Incurred pursuant to this clause (g) shall not exceed the principal amount of Funded Indebtedness so extended, renewed, refinanced or refunded plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or Incurred in connection with such extension, renewal, refinancing or refunding.

     In addition to the foregoing, any Domestic Subsidiary may Incur Funded Indebtedness if, immediately after the Incurrence thereof, the aggregate principal amount of such Funded Indebtedness plus all other Funded Indebtedness (without duplication) of all Domestic Subsidiaries then outstanding (other than Funded Indebtedness permitted by clauses
(a) through (g) inclusive, above) does not exceed 10% of Consolidated Net Tangible Assets (the "Debt Basket"); provided, however, that the Debt Basket shall be reduced, without duplication, by the amount of Indebtedness secured by a Lien that is permitted only under clause (m) of Section 3.6 and by any Sale and Leaseback Transaction permitted only under clause (e) of Section 3.7, in each case to the extent such secured Indebtedness or the debt attributable to such a Sale and Leaseback Transaction may from time to time be outstanding.

     SECTION 3.9. Limitation on Restricted Payments. Until such time as the Senior Notes are rated Baa2 by Moody's, and its successors, or BBB by S&P, and its successors, or higher, the Company will not, and will not permit any Principal Subsidiary to, directly or indirectly, (a) declare or pay any dividend on, or make any distribution in respect of, the Company's or any Principal Subsidiary's Capital Stock; (b) purchase, redeem or otherwise acquire or retire for consideration any Capital Stock of the Company or a Principal Subsidiary or (c) voluntarily purchase, redeem or otherwise acquire or retire for consideration, prior to a scheduled mandatory sinking fund payment date, mandatory amortization or mandatory prepayment or maturity date (including, but not limited to, by legal defeasance), any Indebtedness of the Company that is junior in right of payment to the Senior Notes, other than in connection with the refinancing of such Indebtedness to the extent not prohibited under this Indenture (each such declaration, distribution, purchase, redemption, acquisition or retirement being referred to as a "Restricted Payment") if, at the time of such action, or after giving effect to such Restricted Payment, (i) an Event of Default shall have occurred and be continuing; or (ii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made after the date hereof, exceeds the sum of (v) 50% of the aggregate cumulative Consolidated Net Income accrued on a cumulative basis during the period beginning the date hereof and ending on the last day of the Company's last fiscal quarter ending prior to the date of such Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss); (w) the aggregate Net Cash Proceeds and the fair market value (as determined in good faith by the Board of Directors) of marketable securities and other property, if any, received by the Company or a Wholly-Owned Subsidiary (other than from a Principal Subsidiary) from the issuance and sale of either Capital Stock (other than Capital Stock that is redeemable) or Indebtedness that is convertible into Capital Stock, to the extent such Indebtedness is converted into Capital Stock after the date hereof; (x) the fair market value (as determined in good faith by the Board of Directors) of any shares of Capital Stock (other than Capital Stock that is redeemable) or options in respect thereof of the Company issued after the date hereof, pursuant to a plan or other arrangement approved by the Compensation Committee, to or for the benefit of any employee or director of the Company or any Subsidiary or to or by any stock ownership plan or similar trust for the benefit of any such employee or director, in each case to the extent such value is includible as compensation expense in the computation of Consolidated Net Income; (y) 50% of the aggregate
Net Cash Proceeds received after the date hereof by the Company or a Wholly-Owned Subsidiary, from an Asset Sale; and (z) $75,000,000.

     The foregoing will not prohibit, so long as no Event of Default shall have occurred and be continuing, (i) the payment of any dividend within 60 days after the date of the declaration, if at the date of declaration thereof such payment would comply with such provisions or (ii) the declaration or payment of any dividend on or purchase, redemption or retirement of shares of Capital Stock payable solely in shares of Capital Stock (other than Capital Stock that is redeemable) of the Company or of any Subsidiary that does not constitute a "Principal Subsidiary" hereunder.

     SECTION 3.10.  Compliance Certificate.  The Company shall
deliver to the Trustee within 90 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default or Event of
Default and whether or not the signers know of any Default or Event of Default that occurred during such period. If they do, the certificate shall describe the Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto. The
Company also shall comply with TIA   314(a)(4).

     SECTION 3.11. Further Instruments and Acts. The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture or as may be reasonably requested by the Trustee.

     SECTION 3.12.   Reports by the Company to the Holders.  The
Company covenants and agrees to transmit by mail to (i) the Holders as their names and addresses appear on the Senior Note register maintained by the Registrar, (ii) such Holders of Senior Notes, within the two years preceding the transmission, as have filed their names and addresses for such purpose and (iii) to all Holders whose names and addresses have been furnished to or received by the Trustee pursuant to Section 2.5, within 120 days after the end of each fiscal year of the Company, copies of audited financial statements, on a consolidated basis, if applicable, including balance sheets, statements of operations, statements of shareholders' equity and statements of changes in financial position, together with respective reports of independent certified accountants relating thereto.

ARTICLE IV

Successor Company

     SECTION 4.1.   When Company May Merge or Transfer Assets.
The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless:

     (i) the resulting, surviving or transferee Person (the "Successor Company") is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) expressly assumes by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Senior Notes and this Indenture;

     (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor
Company or any Subsidiary of the Successor Company as a result of such transaction as having been incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and

     (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

     The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but in the case of a lease of all or substantially all of the Company's assets, the Company shall not be released from the obligation to pay the principal of and interest on the Senior Notes.

     Notwithstanding Section 4.1(ii) and 4.1(iii), (i) any Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company or another Wholly-Owned
Subsidiary; and (ii) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.


ARTICLE V

Defaults and Remedies

     Section 5.1. Events of Default.  An "Event of Default" occurs if:

     (i) the Company defaults in any payment of interest on any Senior Note when the same becomes due and payable and such default continues for a period of 30 days;

     (ii) the Company defaults in the payment of the principal of any Senior Note when the same becomes due and payable at its Stated
Maturity, upon declaration or otherwise;

     (iii) the Company fails to comply with Section 4.1;

     (iv) the Company fails to comply with any of its agreements in the Senior Notes or this Indenture (other than those referred to in (i), (ii) or (iii) above) and such failure continues for 60 days after the notice specified below;

     (v) the Company or any Subsidiary fail to pay at maturity at least $20 million (or its foreign currency equivalent at the time) aggregate principal amount of Indebtedness at any one time, and such failure continues for 15 days after notice delivered thereunder;

     (vi) any default or event of default under any Indebtedness of the Company or any Subsidiary (other than any indebtedness of the Company or any Subsidiary to the seller of a business or asset incurred in connection with the purchase thereof), which default or event of default results in at least $20 million (or its foreign currency equivalent at the time) aggregate principal amount of such Indebtedness being declared due and payable prior to maturity;

     (vii) the Company or a Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

     (A) commences a voluntary case;

     (B) consents to the entry of an order for relief against it in an involuntary case;

     (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

     (D) makes a general assignment for the benefit of its creditors;

or takes any comparable action under any foreign laws relating to insolvency; or

     (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

     (A) is for relief against the Company or any Subsidiary in an involuntary case;

     (B) appoints a Custodian of the Company or any Subsidiary or for any substantial part of its property; or

     (C) orders the winding up or liquidation of the Company or any Subsidiary;

or any similar relief is granted under any foreign laws and the order, decree or relief remains unstayed and in effect for 60 days.

     The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     Notwithstanding the foregoing, a Default under Section 5.1(iv) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Senior Notes notify the Company of the Default and the Company does not cure such Default within the time specified in said clause (iv) after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

     The Company shall deliver to the Trustee: (i) within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (vi) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (iv) or (viii), its status and what action the Company is taking or proposes to take with respect thereto; and (ii) within 120 days after the end of each fiscal year, written notice in the form of an Officer's Certificate indicating whether the Officers signing such Officer's Certificate knew or were aware of any Default that occurred during such previous fiscal year.

     SECTION 5.2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 5.1(vii) or (viii) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in outstanding principal amount of the Senior Notes by notice to the Company and the Trustee, may declare the principal of and accrued and unpaid interest on all the Senior Notes to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 5.1(vii) or (viii) with respect to the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Senior Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in principal amount of the Senior Notes by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

     SECTION 5.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Senior Notes or to enforce the performance of any provision of the Senior Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Senior Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     SECTION 5.4. Waiver of Past Defaults. The Holders of a majority in outstanding principal amount of the Senior Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of or interest on a Senior Note or (ii) a Default or Event of Default in respect of a provision that under Section 8.2 cannot be amended without the consent of each Holder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

     SECTION 5.5. Control by Majority. The Holders of a majority in outstanding principal amount of the Senior Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 6.1, that the Trustee reasonably determines is unduly prejudicial to the rights of other Holders (it being understood that, subject to Section 6.1, the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders) or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

     SECTION 5.6. Limitation on Suits. Except to enforce the right to receive payment of principal or interest when due, a Holder may not pursue any remedy with respect to this Indenture or the Senior Notes unless:

     (i) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

     (ii) the Holders of at least 25% in outstanding principal amount of the Senior Notes make a written request to the Trustee to pursue the remedy;

     (iii) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

     (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

     (v) the Holders of a majority in principal amount of the Senior Notes do not give the Trustee a direction that, in the opinion of the Trustee, is inconsistent with the request during such 60-day period.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

     SECTION 5.7.  Rights of Holders to Receive Payment.
Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Senior Notes held by such Holder, on or after the respective due dates expressed in the Senior Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.8. Collection Suit by Trustee. If an Event of Default specified in Section 5.1(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing
(together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 6.7.

     SECTION 5.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its Subsidiaries or their respective creditors or properties and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.7.

     SECTION 5.10. Priorities. If the Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

     FIRST: Costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the compensation, expenses and disbursements of the Trustee, its agents, and counsel and all other amounts due to the Trustee under Section 6.7;

     SECOND:  to Holders for amounts due and unpaid on the Senior
Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for principal and interest, respectively; and

     THIRD: to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.10. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

     SECTION 5.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.7 or a suit by Holders of more than 10% in outstanding principal amount of the Senior Notes.

ARTICLE VI

Trustee

     SECTION 6.1.  Duties of Trustee.   (a) If an Event of Default has
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default: (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that: (i) this paragraph does not limit the effect of
Section 6.1(b); (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.5.

     (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

     (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

     SECTION 6.2   Rights of Trustee.    (a)  The Trustee may rely on any
document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed in good faith.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

     (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Senior Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, Officer's Certificate, or other certificated statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Senior Notes then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if advanced by the Trustee, shall be repaid by the Company upon demand.

     (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its power and duties hereunder.

     (h) The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions, or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to make a reasonable examination in scope and time of the books, records and premises of the Company.

     (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default.

     (j) Except for (i) a default under Sections 5.1(i) or (ii) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Senior Notes outstanding; as used in this Article VI, the term "actual knowledge" means the actual fact or state of knowing by a Trust Officer, without any duty to make any investigation with regard thereto.

     SECTION 6.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

     SECTION 6.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Senior Notes, it shall not be accountable for the Company's use of the proceeds from the Senior
Notes, it shall not be responsible for the use or application of any money received by any Paying Agent (other than itself as Paying Agent), and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Senior Notes or in the Senior Notes other than the Trustee's certificate of authentication.

     SECTION 6.5. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Holder notice of the Default or Event of Default within 60 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or interest on, any Senior Note, the Trustee may withhold the notice if and so long as its board of directors, the Executive Committee of its board of directors or a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.6.  Reports by Trustee to Holders.  As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Holder a brief report dated as of such May 15
that complies with TIA   313(a).  The Trustee also shall comply with
TIA   313(b).  The Trustee shall also transmit by mail all reports
required by TIA   313(c).

     A copy of each report at the time of its mailing to Holders shall be filed by the Company with the SEC and each stock exchange (if any) on which the Senior Notes are listed. The Company agrees to notify promptly the Trustee whenever the Senior Notes become listed on any stock exchange and of any delisting thereof.

     SECTION 6.7. Compensation and Indemnity. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation for its services as set forth in a separate fee agreement between the Trustee and the Company. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Holders and reasonable costs of counsel retained by the Trustee in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts.
The Company shall indemnify and hold harmless the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 6.7) and of defending itself against any claims (whether asserted by any Holder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct or negligence.

     To secure the Company's payment obligations in this Section 6.7, the Trustee shall have a lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Senior Notes. The Trustee's right to receive payment of any amounts due under this
Section 6.7 shall not be subordinate to any other liability or indebtedness of the Company.

     The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(vii) or (viii) with respect to the Company, the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

     SECTION 6.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in outstanding principal amount of the Senior Notes may remove the Trustee by so notifying the Trustee and may appoint a successor
Trustee. The Company shall remove the Trustee if: (i) the Trustee fails to comply with Section 6.10; (ii) the Trustee is adjudged bankrupt or insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed by the Company or by the Holders of a majority in outstanding principal amount of the Senior Notes and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in outstanding principal amount of the Senior Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding the replacement of the Trustee pursuant to this
Section 6.8, the Company's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

     SECTION 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

     If at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Senior Notes shall have been authenticated but not delivered, any such successor to the

Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Senior Notes so authenticated; and if at that time any of the Senior Notes shall not have been authenticated, any successor to the Trustee may authenticate such Senior Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Senior Notes or in this Indenture provided that the certificate of the Trustee shall have.

     SECTION 6.10.  Eligibility; Disqualification.  The Trustee shall at
all times satisfy the requirements of TIA   310(a).  The Trustee shall
have a combined capital and surplus of at least $400 million as set forth in its most recent published annual report of condition. The Trustee
shall comply with TIA   310(b); provided, however, that there shall be
excluded from the operation of TIA   310(b)(1) any indenture or
indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the
requirements for such exclusion set forth in TIA   310(b)(1) are met.

     SECTION 6.11.  Preferential Collection of Claims Against
Company.  The Trustee shall comply with TIA   311(a), excluding any
creditor relationship listed in TIA   311(b).  A Trustee who has resigned
or been removed shall be subject to TIA   311(a) to the extent indicated.


ARTICLE VII

Discharge of Indenture; Defeasance

     SECTION 7.1.  Discharge of Liability on Senior Notes; Defeasance.
(a)  When the Company delivers to the Trustee all outstanding Senior
Notes (other than Senior Notes replaced pursuant to Section 2.7) for cancellation, and the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company
(accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Company.

     (b) Subject to Sections 7.1(c) and 7.2, the Company at any time may terminate (i) all its obligations under the Senior Notes and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 3.2 through 3.9, and the operation of Sections 5.1(iii), 5.1(iv), 5.1(v) and 5.1(vi), 5.1(vii) (but only with respect to a Subsidiary), 5.1(viii) (but only with respect to a Subsidiary) and 5.1(ix) ("covenant defeasance option"); provided, however, no deposit under this Article VII shall be effective to terminate the obligations of the Company under the Senior Notes or this Indenture prior to 91 days following any such deposit.
The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

     If the Company exercises its legal defeasance option, payment of the Senior Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Senior Notes may not be accelerated because of an Event of Default specified in Sections 5.1(iii), 5.1(v), 5.1(vi), 5.1(vii) (but only with respect to a Subsidiary) or 5.1(viii) (but only with respect to a Subsidiary).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

     (c) Notwithstanding the provisions of Sections 7.1(a) and (b), the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 6.7, 6.8, 7.4,
7.5 and 7.6 shall survive until the Senior Notes have been paid in full. Thereafter, the Company's obligations in Sections 6.7, 7.4 and 7.5 shall survive.

     SECTION 7.2. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

     (i) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Senior Notes to maturity;

     (ii) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment of the deposited U.S. Government Obligations plus any deposited money without reinvestment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Senior Notes to maturity;

     (iii) (A) no Event of Default (excluding a Default or Event of Default arising from breach of Section 3.3 as a result of the creation of a Lien in connection with the incurrence of Indebtedness the proceeds of which are applied to such deposit) shall have occurred or be continuing on the date of such deposit and (B) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section
5.1(vii) or 5.1(viii) with respect to the Company occurs which is continuing at the end of such period;

     (iv) the deposit does not constitute a default under any other agreement binding on the Company;

     (v) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment
Company Act of 1940;

     (vi)in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

     (vii) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

     (viii) the Holders shall have a perfected security interest under applicable law in the cash or U.S. Government Obligations deposited pursuant to Section 7.2(i) above;

     (ix) the Company shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that, after the passage of 91 days following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally;

     (x) such defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company; and

     (xi) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Senior Notes and this Indenture as contemplated by this Article VII have been complied with.

     SECTION 7.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article VII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Senior Notes.

     SECTION 7.4.  Repayment to Company.  The Trustee and the
Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them upon payment of all the obligations under this Indenture.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of or interest on the Senior Notes that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

     SECTION 7.5. Indemnity for U.S. Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S.
Government Obligations or the principal and interest received on such U.S. Government Obligations.

     SECTION 7.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Senior Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article VII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VII; provided, however, that, if the Company has made any payment of interest on or principal of any Senior Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


ARTICLE VIII

Amendments

     SECTION 8.1. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Senior Notes without notice to or consent of any Holder:

     (i)  to cure any ambiguity, omission, defect or inconsistency;

     (ii)  to comply with Article IV;

     (iii) to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes; provided, however, that the uncertificated Senior Notes are issued in registered form for purposes of
Section 163(f) of the Code or in a manner such that the uncertificated Senior Notes are described in Section 163(f)(2)(B) of the Code;

     (iv) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

     (v) to comply with any requirement of the SEC in connection with qualifying this Indenture under the TIA; or

     (vi) to make any change that does not adversely affect the rights of any Holder.

     After an amendment under this Section 8.1 becomes effective, the Company shall mail to each Holder a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 8.1.

     SECTION 8.2.  With Consent of Holders.  The Company and the
Trustee may amend this Indenture or the Senior Notes with the written consent of the Holders of at least a majority in principal amount of the outstanding Senior Notes. However, without the consent of each Holder affected, an amendment may not:

     (i) reduce the amount of Senior Notes whose Holders must consent to an amendment;

     (ii) reduce the rate of or extend the time for payment of interest on any Senior Note;

     (iii) reduce the principal of or extend the Stated Maturity of any Senior Note;

     (iv) make any Senior Note payable in money other than that stated in the Senior Note;

     (v) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Senior Notes; or

     (vi) make any change in Section 5.4 or 5.7 or the second sentence of this Section 8.2.
It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section 8.2 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 8.2.

     SECTION 8.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Senior Notes shall comply with the TIA as then in effect.

     SECTION 8.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Senior Note shall bind the Holder and every subsequent Holder of that Senior Note or portion of the Senior Note that evidences the same debt as the consenting Holder's Senior Note, even if notation of the consent or waiver is not made on the Senior Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Senior Note or portion of the Senior Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

     SECTION 8.5. Notation on or Exchange of Senior Notes. If an amendment changes the terms of a Senior Note, the Trustee may require the Holder of the Senior Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Senior Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Senior Note shall issue and the Trustee shall authenticate a new Senior Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Senior Note shall not affect the validity of such amendment.

     SECTION 8.6. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article VIII if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.


ARTICLE IX

Miscellaneous

     SECTION 9.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

     SECTION 9.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Company:

Harman International Industries, Incorporated
1101 Pennsylvania Avenue N.W.
Suite 1010
Washington D.C.  20004
Attention:  Frank Meredith


if to the Trustee:

PNC Bank, National Association
1600 Market Street
30th Floor
Philadelphia, PA  19103
Attention:  Corporate Trust Administration.

     The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 9.3.  Communication by Holders with other Holders.
Holders may communicate pursuant to TIA   312(b) with other Holders
with respect to their rights under this Indenture or the Senior Notes. The Company, the Trustee, the Registrar and anyone else shall have the
protection of TIA   312(c).

     SECTION 9.4.  Certificate and Opinion as to Conditions Precedent.
Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall, if requested, furnish to the Trustee: (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 9.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include: (i) a statement that the individual making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     SECTION 9.6. When Senior Notes Disregarded. In determining whether the Holders of the required principal amount of Senior Notes have concurred in any direction, waiver or consent, Senior Notes owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Senior Notes which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Senior Notes outstanding at the time shall be considered in any such determination.

     SECTION 9.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

     SECTION 9.8. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York or in the Commonwealth of Pennsylvania. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

     SECTION 9.9.  Governing Law.  This Indenture and the Senior
Notes shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     SECTION 9.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Senior Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Senior Notes.

     SECTION 9.11. Successors. All agreements of the Company in this Indenture and the Senior Notes shall bind their respective successors.
All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 9.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     SECTION 9.13. Variable Provisions. The Company initially appoints the Trustee as Paying Agent and Registrar and custodian with respect to any Global Notes.

     SECTION 9.14. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     SECTION 9.15.  Effectiveness.  This Amended and Restated
Indenture, shall be effective as of July 1, 1997, upon the execution of this Amended and Restated Indenture by the Trustee and Company.

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


HARMAN INTERNATIONAL INDUSTRIES,
INCORPORATED


By:  /s/ Frank M. Meredith
Name:   Frank M. Meredith
Title:  Vice President and
Chief Financial Officer


PNC BANK, NATIONAL ASSOCIATION, as
Trustee


By:  /s/ Stuart P. Papavassiliou
Name:  Stuart P. Papavassiliou
Title:  Assistant Vice President

Schedule 3.6(f)

Liens in Existence on June 30, 1997

INSTITUTION              TYPE         BALANCE         SECURITY
------------------      -------    --------------    ----------
Harman Motive
Society Bank            Mortgage         117         Land/Buildings
FNB Richmond            Bonds            122         Land/Buildings
Keybank Leasing         Cap. Lease        18         Equipment
Keybank Leasing         Cap. Lease        65         Equipment
PNC Bank                Cap. Lease       754         Equipment
Harman International
PNC Bank                Cap. Lease        96         Equipment
NMG Consumer
Met Life                Cap. Lease       815         Equipment
Mellon                  Cap. Lease       300         Equipment
Banc One                Cap. Lease       461         Equipment
Heritage CRA            Cap. Lease        79         Equipment
PNC Bank                Cap. Lease     1,031         Equipment
Orban
Various                 Cap. Lease       188         Equipment
JBL
PNC Bank                Cap. Lease       575         Equipment
JBL
Xerox Corp.             Cap. Lease        10         Equipment
PNC Bank                Cap. Lease     1,423         Equipment
Harman Music Group
SAFECO                  Cap. Lease        80         Equipment
Xerox                   Cap. Lease         7         Equipment
Amplicon                Cap. Lease       224         Equipment
Lydig
FIH                     Cap. Lease     1,404         Equipment
Nykredit                Mortgage       1,313         Building
Edge Group
Forward Trust           Cap. Lease       936         Equipment
Lloyds                  Cap. Lease        13         Equipment
Audax Industries
Barclays Bank           Cap. Lease       115         Equipment
C.I.C.                  Cap. Lease        51         Equipment
Credit Commericial
De France               Cap. Lease       122         Equipment
Studer France
Auxicomi                Cap. Lease     2,743         Land/Buildings
Various                 Cap. Lease       262         Equipment
Becker
IKB                     Mortgage       5,562         Land/Buildings
Soundcraft
Forward Trust           Cap. Lease       218         Equipment
Lloyds                  Cap. Lease       148         Equipment
Royscot                 Cap. Lease       259         Equipment
H/UK MFG
Midland                 Cap. Lease       924         Equipment
Harman Motive Ltd.
Lombard                 Cap. Lease        70         Equipment

                        TOTAL         20,505

EXHIBIT A to
Indenture

[FORM OF FACE OF SENIOR NOTE]
[Global Notes Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK,
NEW YORK, TO THE COMPANY OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC
(AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED
TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES
OF DTC OR TO A SUCCESSOR THEREOF OR SUCH
SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF
THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS
MADE IN ACCORDANCE WITH THE RESTRICTIONS SET
FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE
HEREOF.

No. 1                   Principal Amount $150,000,000

                             CUSIP NO. 413086 AB 5

7.32% Senior Note due 2007


     Harman International Industries, Incorporated, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Fifty Million Dollars on July 1, 2007.

Interest Payment Dates: January 2 and July 1 or each year, commencing January 2, 1998.

Record Dates:  December 15 and June 15.

Additional provisions of this Senior Note are set forth on the other side of this Senior Note.


Dated:


HARMAN INTERNATIONAL INDUSTRIES,INCORPORATED


                                      By________________________
[SEAL]


                                      By________________________




TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

PNC BANK, NATIONAL ASSOCIATION

as Trustee, certifies
that this is one of
the Senior Notes referred
to in the Indenture.


by  ____________________
Authorized Signatory

[FORM OF REVERSE SIDE OF SENIOR NOTE]

7.32% Senior Note due 2007


1. Interest

     Harman International Industries, Incorporated, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Senior Note at the rate per annum shown above.

     The Company will pay interest semiannually on January 2 and July 1 of each year, commencing January 2, 1998, for the immediately preceding periods ending December 31 and June 30, respectively.
Interest on the Senior Notes will accrue from the most recent date to which interest has been paid on the Senior Notes or, if no interest has been paid, from July 1, 1997. The Company shall pay interest on overdue principal and interest, at the rate borne by the Senior Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.


2. Method of Payment

     By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Senior Note is due and payable, the Company shall transfer by wire to the accounts specified by the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company will pay interest (except defaulted interest) to the Persons who are registered Holders of Senior Notes at the close of business on the December 15 or June 15 next preceding the interest payment date even if Senior Notes are cancelled after the record date and on or before the interest payment date. Holders must surrender Senior Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

3. Paying Agent and Registrar

     Initially, PNC Bank, National Association, a banking association ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Noteholder. The Company or any of its domestically incorporated Wholly-Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

     The Company issued the Senior Notes under an Indenture dated as of July 1, 1997 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference
to the Trust Indenture Act of 1939 (15 U.S.C.    77aaa-77bbbb) as in
effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Senior Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Act for a statement of those terms.

     The Senior Notes are general unsecured unsubordinated obligations of the Company limited to $150,000,000 aggregate principal amount
(subject to Section 2.7 of the Indenture). This Senior Note is one of the Senior Notes referred to in the Indenture. The Indenture imposes certain limitations on the creation and existence of liens, sale and leaseback transactions and mergers, consolidations and transfers of all or substantially all of the Company's assets.


5. Denominations; Transfer; Exchange

     The Senior Notes are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Senior Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Senior Notes for a period beginning 15 days before an interest payment date and ending on such interest payment date.


6. Persons Deemed Owners

     The registered holder of this Senior Note may be treated as the owner of it for all purposes.


7. Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.


<PAYMENT>
8. Defeasance

     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Senior Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Senior Notes to maturity.


9. Amendment, Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Senior Notes may be amended with the written consent of the Holders of at least a majority in outstanding principal amount of the Senior Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in outstanding principal amount of the Senior Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Senior Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 4 of the Indenture, or to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, or to add additional covenants for the benefit of the Holders or surrender rights and powers conferred on the Company, or to make any change that does not adversely affect the rights of any Noteholder.


10. Defaults and Remedies

     Under the Indenture, Events of Default include: (i) default for 30 days in payment of interest on the Senior Notes when the same becomes due and payable; (ii) default in payment of principal on the Senior Notes when the same becomes due and payable at maturity, upon declaration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Senior Notes, in certain cases subject to notice and lapse of time; (iv) failure to pay other Indebtedness of the Company or any of its Subsidiaries, if the amount unpaid exceeds $20 million and such failure to pay is not cured within 15 days; (v) certain accelerations of other Indebtedness of the Company or any of its Subsidiaries, if the amount accelerated exceeds $20 million; (vi) certain events of bankruptcy or insolvency with respect to the Company or any Subsidiary; and (vii) failure to comply with the limitations on mergers and consolidations. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Senior Notes may declare all the Senior Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Senior Notes being due and payable immediately upon the occurrence of such Events of Default.

     Noteholders may not enforce the Indenture or the Senior Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Senior Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Senior Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.


11. Trustee Dealings with the Company

     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Senior Notes and may otherwise deal with and collect obligations owed to it by the Company or its affiliates and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee.


12. No Recourse Against Others

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Senior Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Senior Notes.


13. Authentication

     This Senior Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Senior Note.


14. Abbreviations

     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT
(=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).


15. CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Senior Note Identification Procedures the Company has caused CUSIP numbers to be printed on the Senior Notes. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes and reliance may be placed only on the other identification numbers placed thereon.

16. Governing Law

     This Senior Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     The Company will furnish to any Noteholder upon written request and without charge to the Noteholder a copy of the Indenture which has in it the text of this Senior Note in larger type. Requests may be made to: Harman International Industries, Incorporated, 1101 Pennsylvania Avenue, N.W., Suite 1010, Washington D.C. 20004, Attention: Frank Meredith.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below:

I or we assign and transfer this Senior Note to

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                agent to transfer this Senior Note on
the books of the Company. The agent may substitute another to act for him.


____________________________________


Date:  ____________________
Your Signature: ___________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed)


____________________________________________________
Sign exactly as your name appears on the other side of this Senior Note.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE


The following increases or decreases in this Global Note have been made:

                   Amount of decrease in        Amount of increase in
Principal Amount of this
Date of       Principal Amount of this    Principal Amount of this    Global
Senior Note following
Exchange   Global Senior Note             Global Senior Note            such
decrease or increase


Signature of authorized officer
of Trustee or Senior Notes
Custodian

Jones, Day, Reavis & Pogue
     Metropolitan Square
      1450 G Street, NW
Washington, DC  20005-2088


September 1, 1998

PNC Bank, National Association
Corporate Trust Department
1600 Market Street, 30th Floor
Philadelphia, Pennsylvania  19103

Re:  Harman International Industries, Incorporated

Ladies and Gentlemen:

     We have acted as counsel with respect to certain matters for Harman International Industries, Incorporated, a Delaware corporation (the "Company"), in connection with the Amended and Restated Indenture
(the "Restated Indenture") dated as of July 1, 1997 between the
Company and PNC Bank, National Association, as trustee (the
"Trustee"), which amends and restates the Indenture dated as of July 1, 1997 (the "Indenture"), between the Company and the Trustee.

     In that connection, we have investigated such questions of law and have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) such corporate documents or records of the Company, including certificates and resolutions adopted by the Board of Directors of the Company relating to, among other things, the execution and delivery of assumed (a) the genuineness of the signatures and authority of persons signing all documents in connection with which this opinion is rendered, (b) the authenticity of all documents submitted to us as originals and (c) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

     Based on the foregoing, we are of the opinion that:


     1. The Restated Indenture is authorized or permitted by the Indenture.

     2. All conditions precedent, if any, provided for in the Indenture for the execution and delivery of the Restated Indenture have been complied with.

     We express no opinion as to any matters governed by any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

     We are furnishing this opinion to you as the Trustee under the Indenture, solely for your benefit and we are opining as to the matters herein only as of the date hereof. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

/s/ Jones, Day, Reavis & Pogue

                  Harman International Industries, Incorporated

                                      Officer's Certificate

     Pursuant to Sections 8.6 and 9.4 of the Indenture dated as of July 1, 1997 (the "Indenture"), between Harman International Industries,
Incorporated, a Delaware corporation (the "Company") and the PNC
Bank, National Association, as Trustee (the "Trustee"), providing for the issuance of the Company's 7.32 Senior Notes due 2007, the undersigned officers of the Company hereby certify that (i) the
Amended and Restated Indenture dated as of July 1, 1997   (the
"Restated Indenture"), between the Company and the Trustee is authorized or permitted by the Indenture and (ii) all conditions precedent, if any, provided for in the Indenture to the execution and delivery of the Restated Indenture have been complied with.

     In connection with this certificate, the undersigned have examined originals, or copies certified or otherwise identified to their satisfaction, of such documents, corporate records and other instruments as they have deemed necessary or appropriate for the purposes of this certificate, including, among other things, (i) resolutions adopted by the Board of Directors of the Company and (ii) the Indenture and the Restated
Indenture, including such covenants, conditions, definitions and other provisions therein that have been deemed necessary or appropriate in connection with this certificate.

     Each of the undersigned is of the opinion that (i) he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions relating to the execution and delivery of the Restated Indenture have been complied with and (ii) such covenants and conditions have been complied with.

     IN WITNESS WHEREOF, the undersigned have executed this certificate as of this 21st day of August, 1998.


                               /s/ Bernard A. Girod
                             -------------------------------------
                             Name:  Bernard A. Girod
                             Title:  President and Chief Operating Officer

                               /s/ Frank M. Meredith
                             -------------------------------------
                             Name:  Frank M. Meredith
                             Title:  Vice President and Chief Financial Officer